UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 20, 2022, R. R. Donnelley & Sons Company (the “Company”) issued a press release announcing that it is soliciting waivers and consents (the “Consent Solicitations”) from holders of its 6.500% Notes due 2023 (the “2023 Notes”), 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”), 8.250% Notes due 2027 (the “2027 Notes”), 8.500% Notes due 2029 (the “2029 Notes” and, collectively with the 2023 Notes, the 2024 Notes and the 2027 Notes, the “Unsecured Notes”), 6.625% Debentures due 2029 (the “2029 Debentures”), and 8.820% Debentures due 2031 (the “2031 Debentures” and, together with the 2029 Debentures, the “Debentures”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the 2026 Notes (the “2026 Notes Indenture”), the Unsecured Notes (the “Unsecured Notes Indentures”) and the Debentures (the “Debentures Indentures”), including with respect to:

•

the 2026 Notes Indenture and the Unsecured Notes Indentures to: (i) declare that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the 2026 Notes Indenture and the Unsecured Notes Indentures) under each of the 2026 Notes Indenture and Unsecured Notes Indentures and waive any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amend the defined term “Change of Control” in each of the 2026 Notes Indenture and Unsecured Notes Indentures to include a carve-out for certain “Permitted Holders” and (iii) add to, amend, supplement or change certain other defined terms contained in each of the 2026 Notes Indenture and Unsecured Notes Indentures related to the foregoing;

•

the 2026 Notes Indenture, in addition to the foregoing, to: (i) modify certain restrictive covenants and defined terms, including those related to asset sales, restricted payments, incurrence of indebtedness and liens, and transactions with affiliates, among others, to expressly permit the Merger and the other transactions contemplated by the Merger Agreement (as defined below) (the “Merger Transactions”), (ii) eliminate certain conditions to the consummation of a merger solely with respect to the Merger Transactions, (iii) reduce the period during which an event of default may be declared in certain instances in connection with the Merger Transactions from two years to one year, and (iv) modify the Company’s obligations with respect to conducting quarterly conference calls to discuss results of operations; and

•

the Unsecured Notes Indentures and Debentures Indentures, in each case to amend the reporting covenant to conform with the corresponding covenant in the 2026 Notes Indenture, except such conforming amendments will not include any obligation to conduct quarterly conference calls, collectively the “Proposed Amendments.”

As of January 18, 2022, Chatham Asset Management, LLC and certain of its affiliated funds (“Chatham”) collectively own over 50% of the Company’s outstanding 2026 Notes, 2027 Notes and 2029 Notes. Chatham intends to consent to the Proposed Amendments.

The Consent Solicitations are being made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021, by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, Parent is responsible for (i) paying all fees and expenses the Company incurs in connection with the Consent Solicitations and (ii) indemnifying the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on January 20, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Use of Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the

Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company filed a preliminary Proxy Statement with the SEC on December 30, 2021, and intends to file the definitive Proxy Statement and certain other documents regarding the Merger with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the identity of the participants and their direct and indirect interests in the Merger, by security holdings or otherwise, is set forth in the preliminary Proxy Statement filed with the SEC on December 30, 2021 and may be included in other materials to be filed by the Company with the SEC in connection with the Merger. You may obtain free copies of the Proxy Statement and any such other materials through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: January 20, 2022

Exhibit 99.1

RRD ANNOUNCES COMMENCEMENT OF CONSENT SOLICITATIONS FOR

ITS OUTSTANDING DEBT SECURITIES

CHICAGO, Illinois, January 20, 2022 – R.R. Donnelley & Sons Company (NYSE: RRD) (“RRD” or the “Company”) today announced that it is soliciting waivers and consents (the “Consent Solicitations”) from holders of its 6.500% Notes due 2023 (the “2023 Notes”), 6.000% Notes due 2024 (the “2024 Notes”), 6.125% Senior Secured Notes due 2026 (the “2026 Notes”), 8.250% Notes due 2027 (the “2027 Notes”), 8.500% Notes due 2029 (the “2029 Notes” and, collectively with the 2023 Notes, the 2024 Notes and the 2027 Notes, the “Unsecured Notes” and, collectively with the 2026 Notes, the “Notes”), 6.625% Debentures due 2029 (the “2029 Debentures”), and 8.820% Debentures due 2031 (the “2031 Debentures” and, together with the 2029 Debentures, the “Debentures” and, collectively with the Notes, the “Debt Securities”) to waive certain provisions in and adopt certain proposed amendments to each of the indentures governing the 2026 Notes (the “2026 Notes Indenture”), the Unsecured Notes (the “Unsecured Notes Indentures”) and the Debentures (the “Debentures Indentures” and, together with the 2026 Notes Indenture and the Unsecured Indentures, the “Indentures”), including with respect to:

•

the 2026 Notes Indenture and the Unsecured Notes Indentures to: (i) declare that the Merger (as defined below) does not constitute a Change of Control (as defined in each of the 2026 Notes Indenture and the Unsecured Notes Indentures) under each of the 2026 Notes Indenture and Unsecured Notes Indentures and waive any obligation of the Company to make a change of control offer in connection with the Merger, (ii) amend the defined term “Change of Control” in each of the 2026 Notes Indenture and Unsecured Notes Indentures to include a carve-out for certain “Permitted Holders” and (iii) add to, amend, supplement or change certain other defined terms contained in each of the 2026 Notes Indenture and Unsecured Notes Indentures related to the foregoing;

•

the 2026 Notes Indenture, in addition to the foregoing, to: (i) modify certain restrictive covenants and defined terms, including those related to asset sales, restricted payments, incurrence of indebtedness and liens, and transactions with affiliates, among others, to expressly permit the Merger and the other transactions contemplated by the Merger Agreement (as defined below) (the “Merger Transactions”), (ii) eliminate certain conditions to the consummation of a merger solely with respect to the Merger Transactions, (iii) reduce the period during which an event of default may be declared in certain instances in connection with the Merger Transactions from two years to one year, and (iv) modify the Company’s obligations with respect to conducting quarterly conference calls to discuss results of operations; and

•

the Unsecured Notes Indentures and Debentures Indentures, in each case to amend the reporting covenant to conform with the corresponding covenant in the 2026 Notes Indenture, except such conforming amendments will not include any obligation to conduct quarterly conference calls, collectively the “Proposed Amendments.”

The Consent Solicitations are being made at the request of Chatham Delta Parent, Inc. (“Parent”) pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on December 14, 2021 by and among the Company, Parent and Chatham Delta Acquisition Sub, Inc. (“Acquisition Sub”). Under the terms of the Merger Agreement, Acquisition Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company is offering a cash payment (the “Consent Consideration”) for certain series of Debt Securities to Holders (as defined below) of such Debt Securities who validly deliver consents (“Consents”) to the Proposed Amendments. The following table sets forth the Consent Consideration for each series of Debt Securities in the Consent Solicitations:

Title of Debt Securities	CUSIP	Consent Consideration	Amount Outstanding
6.500% Notes due 2023	257867 BA8	$1.25 per $1,000 principal amount of the Notes	$74,970,000
6.000% Notes due 2024	257867 BB6	$1.25 per $1,000 principal amount of the Notes	$61,738,000
6.125% Senior Secured Notes due 2026	257867 BF7 (144A) U25783 AF5 (Reg S)	—(1)	$450,000,000
8.250% Notes due 2027	257867 BE0	—(1)	$244,949,000
8.500% Notes due 2029	257867 BC4 (144A) U25783 AE8 (Reg S)	—(1)	$318,186,000
6.625% Debentures due 2029	257867 AG6	$1.25 per $1,000 principal amount of the Debentures	$103,658,000
8.820% Debentures due 2031	257867 AF8	$1.25 per $1,000 principal amount of the Debentures	$54,496,000

(1)

Parent and its affiliates collectively own over 50% of the outstanding Debt Securities of the specified series as of the record date for the Consent Solicitations. The Company has been informed that Parent and its affiliates intend to consent to the Proposed Amendments. As such, no Consent Consideration will be paid for such series of Debt Securities.

The Consent Solicitations are subject to the terms and conditions set forth in the consent solicitation statement, dated January 20, 2022 (the “Consent Solicitation Statement”), which is being distributed to Holders of the Debt Securities.

The expiration date (such time and date in respect of one or more series of Debt Securities as set forth below, the “Expiration Date”) for the Consent Solicitation with respect to the 2027 Notes and the 2029 Notes will be 5:00 p.m., New York City time, on January 27, 2022 and with respect to the 2023 Notes, the 2024 Notes, the 2026 Notes, the 2029 Debentures and the 2031 Debentures will be 5:00 p.m., New York City time, on February 1, 2022, in each case, unless extended or earlier terminated by the Company in its sole discretion with respect to one or more series of Debt Securities. The applicable Expiration Date may be amended with respect to any series of Debt Securities; however, there is no requirement to also amend the applicable Expiration Date for any other series of Debt Securities or for all series of Debt Securities.

In order to receive the Consent Consideration (if applicable), registered holders of the Debt Securities of record (each a “Holder” and, collectively, the “Holders”) at 5:00 p.m., New York City time, on January 18, 2022, need to validly deliver their Consents prior to 5:00 p.m., New York City time, on the applicable Expiration Date. Payment of the Consent Consideration (if applicable) for the Debt Securities is conditioned upon the receipt by the Company of the Consents of a majority in aggregate principal amount of the outstanding Debt Securities, other than Debt Securities beneficially owned by the Company or any of its affiliates (the “Requisite Consents”). The Consent Consideration (if applicable) for the Debt Securities will be paid as promptly as practicable after the time at which all the conditions with respect to the Consent Solicitations, including the consummation of the Merger, have been satisfied or waived. Holders of Debt Securities for which no Consent is validly delivered prior to the applicable Expiration Date (or for which a Consent is validly delivered and later validly revoked) will not receive the Consent

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Consideration (if applicable), even though the Proposed Amendments, if they become operative, will bind all Holders and any subsequent holders of the Debt Securities. Pursuant to the terms of the Merger Agreement, Parent will be responsible for paying or reimbursing the Company for the Consent Consideration to the Holders who validly deliver (and not validly revoke) Consents prior to the applicable Expiration Date. No Consent Consideration will be paid for the 2026 Notes, 2027 Notes and 2029 Notes.

Each Holder who delivers a Consent to the Proposed Amendments in accordance with the procedures set forth in the Consent Solicitation Statement will be deemed to have consented to all of the Proposed Amendments applicable to such series of Debt Securities.

The Company expects to execute a supplemental indenture with respect to each series of Debt Securities after the Requisite Consents have been obtained to adopt the Proposed Amendments. Upon its execution, each supplemental indenture will be effective and constitute binding agreements among the Company, the guarantors party thereto (where applicable) and the applicable trustee. However, the Proposed Amendments will not become operative until immediately prior to the consummation of the Merger and will cease to be operative if the Merger is not consummated or the Consent Consideration is not paid to the Holders.

The effectiveness of the Proposed Amendments is not a condition to the consummation of the Merger or other transactions contemplated by the Merger Agreement, but the consummation of the Merger is a condition to the effectiveness of the Supplemental Indentures and the payment of the Consent Consideration. Based on the information currently available to the Company, it is expected that the Merger will be consummated during the first quarter of 2022; however, there is no assurance that the Merger will be consummated in the first quarter of 2022 or at any time prior to the Termination Date (as defined in the Merger Agreement) (which is subject to extension under certain limited circumstances as described herein).

The Company may, in its sole discretion, terminate, extend or amend the Consent Solicitation with respect to one or more series of Debt Securities at any time as described in the Consent Solicitation Statement. The Company reserves the right to amend the Consent Solicitation with respect to one or more series of Debt Securities, including the Consent Consideration and the applicable Expiration Date, and not the other series of Debt Securities. If the Consent Solicitation with respect to one or more series of Debt Securities is terminated or the Company does not receive the Requisite Consent for one or more series of Debt Securities, the Proposed Amendments will have no effect on the applicable Indenture, such series of Debt Securities or the Holders of such Debt Securities.

The Company, at the request of Parent, has engaged Jefferies LLC to act as solicitation agent (“Solicitation Agent”) in connection with the Consent Solicitations. Questions regarding the Consent Solicitation may be directed to the Solicitation Agent at the following address or telephone number: Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attn: Scott Peloso, (212) 284-3426. The Company, at the request of Parent, has engaged Ipreo LLC to act as information agent and tabulation agent (“Information and Tabulation Agent”). Requests for documents relating to the Consent Solicitations may be obtained by contacting Ipreo LLC at (888) 593-9546 (U.S. toll-free) or (212) 849-3880 (banks and brokers) or ipreo-consentSolicitation@ihsmarkit.com.

Pursuant to the terms of the Merger Agreement, Parent is responsible for paying all fees and expenses the Company incurs in connection with the Consent Solicitations, including for the Solicitation Agent and Information and Tabulation Agent, and indemnify the Company from and against any and all losses the Company incurs in connection with the Consent Solicitations.

This news release does not constitute a solicitation of consents with respect to any Debt Securities, and the Consent Solicitations are only being made pursuant to the terms of the Consent Solicitation Statement. The Consent Solicitations are not being made to, and Consents are not being solicited from, Holders of Debt Securities in any jurisdiction in which it is unlawful to make such Consent Solicitations or grant such consent. None of the Company, the trustees, the Solicitation Agent or the Information and Tabulation Agent makes any recommendation as to whether or not Holders should deliver Consents. Each Holder must make its own decision as to whether or not to deliver Consents.

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About RRD

RRD is a leading global provider of multichannel business communications services and marketing solutions. With 30,000 clients and 33,000 employees across 28 countries, RRD offers the industry’s most comprehensive offering of solutions designed to help companies—from Main Street to Wall Street—optimize customer engagement and streamline business operations across the complete customer journey. RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to create, manage, deliver, and optimize their marketing and business communications strategies.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Merger. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include (i) impediments to the completion of the Merger on anticipated terms and timing, including obtaining required stockholder and regulatory approvals and the satisfaction of other conditions to the completion of the Merger; (ii) significant transaction costs associated with the Merger; (iii) potential litigation relating to the Merger, including the effects of any outcomes related thereto; (iv) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (v) the ability of the Company to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which the Company operates; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) continued availability of capital and financing and rating agency actions; (xiii) the ability of affiliates of Chatham Asset Management, LLC to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay expense reimbursements to affiliates of Chatham Asset Management, LLC under the Merger Agreement; (xv) unpredictability and severity of catastrophic events, including acts of terrorism, outbreak of war or hostilities, civil unrest, adverse climate or weather events or the COVID-19 pandemic or other public health emergencies, as well as the Company’s response to any of the aforementioned factors; (xvi) competitive responses to the Merger; (xvii) the risks and uncertainties pertaining to the Company’s business, including those detailed under the heading “Risk Factors” and elsewhere in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); and (xviii) the risks and uncertainties described in

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the proxy statement filed in connection with the Merger and available from the sources indicated below (the “Proxy Statement”). These risks, as well as other risks associated with the Merger are more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity or ability to consummate the Merger. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Additional Information and Where to Find It

This news release is being made in connection with the Merger. In connection with the Merger, the Company filed a preliminary Proxy Statement with the SEC on December 30, 2021, and intends to file the definitive Proxy Statement and certain other documents regarding the Merger with the SEC. The definitive Proxy Statement (if and when available) will be mailed to the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain, free of charge, copies of the Proxy Statement and other relevant documents filed with the SEC by the Company, once such documents have been filed with the SEC, through the website maintained by the SEC at www.sec.gov, through the Company’s investor relations website at investor.rrd.com or by contacting the Company’s investor relations department at the following:

Telephone: 630-322-7111

E-mail: investor.info@rrd.com

Attn.: Johan Nystedt

Participants in the Solicitation

The Company and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the identity of the participants and their direct and indirect interests in the Merger, by security holdings or otherwise, is set forth in the preliminary Proxy Statement filed with the SEC on December 30, 2021 and may be included in other materials to be filed by the Company with the SEC in connection with the Merger. You may obtain free copies of the Proxy Statement and any such other materials through the website maintained by the SEC at www.sec.gov or through the Company’s investor relations website at investor.rrd.com.

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